Exhibit 10.1

AMENDMENT NUMBER 1

TO

CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 to the Convertible Promissory Note (this "Amendment") is executed as of August 30, 2018 by MAGELLAN GOLD CORPORATION, a Nevada corporation (the “Maker”); and POWER UP LENDING GROUP LTD., a Virginia corporation ("Holder"), to amend the Convertible Promissory Note dated August 20, 2018 in favor of Holder (the "Note").

The Maker and the Holder desire to amend the Note and further agree as follows:

1.        Capitalized Terms. Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the Note and those definitions are incorporated by reference into the Note.

2.       The interest rate of the note as set forth in the initial paragraph of the Note is hereby amended to ten percent (10%)(the “Interest Rate”) per annum

3.       Counterparts and Electronic Means. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the day and year first written above.

4.      Third Parties. Except as specifically set forth or referred to herein, nothing herein express of implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any claims, rights, remedies under or by reason of this Amendment.

5.       Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of Virginia applicable to agreements made and to be performed entirely within such State and the federal laws of the United States of America, without regard to the conflict of laws rules thereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

MAGELLAN GOLD CORPORATION

By: /s/ W. Pierce Carson

W. Pierce Carson

President; Chief Executive Officer

POWER UP LENDING GROUP LTD.

By: /s/ Curt Kramer

Curt Kramer

Chief Executive Officer